SUPPLEMENT DATED JUNE 7, 2024
TO THE PROSPECTUS DATED SEPTEMBER 1, 2023, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus (the “September 1 Combined Prospectus”) for VanEck ETF Trust (the “Trust”) regarding BDC Income ETF, Dynamic High Income ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, Green Bond ETF, IG Floating Rate ETF, International High Yield Bond ETF, J.P. Morgan EM Local Currency Bond ETF, Moody’s Analytics BBB Corporate Bond ETF, Moody’s Analytics IG Corporate Bond ETF, Mortgage REIT Income ETF, and Preferred Securities ex Financials ETF (each, a “Fund”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the shares of BDC Income ETF (the “Fund”) are no longer offered through the September 1 Combined Prospectus and all references to the Fund are hereby deleted from the September 1 Combined Prospectus. Effective immediately, the shares of the Fund are offered through the separate BDC Income ETF Prospectus dated June 7, 2024. The shares of each of Dynamic High Income ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, Green Bond ETF, IG Floating Rate ETF, International High Yield Bond ETF, J.P. Morgan EM Local Currency Bond ETF, Moody’s Analytics BBB Corporate Bond ETF, Moody’s Analytics IG Corporate Bond ETF, Mortgage REIT Income ETF, and Preferred Securities ex Financials ETF continue to be offered through the September 1 Combined Prospectus, as supplemented.

Please retain this supplement for future reference.